Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share amounts)

	Thirteen Weeks Ended					Fifty-two weeks ended
	January 28, 2012		January 29, 2011			January 28, 2012			January 29, 2011
		%		%			%			%
	Amount	Sales	Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$404,332	80.0	$384,432	80.5		$1,642,757	79.6		$1,598,168	80.4
Service revenue	100,986	20.0	92,957	19.5		420,870	20.4		390,473	19.6
Total revenues	505,318	100.0	477,389	100.0		2,063,627	100.0		1,988,641	100.0
Costs of merchandise sales	288,875	71.5	264,532	68.8		1,154,322	70.3		1,110,380	69.5
Costs of service revenue	104,170	103.2	88,457	95.2		399,776	95.0		355,909	91.1
Total costs of revenues	393,045	77.8	352,989	73.9		1,554,098	75.3		1,466,289	73.7
Gross profit from merchandise sales	115,457	28.6	119,900	31.2		488,435	29.7		487,788	30.5
Gross (loss) profit from service revenue	(3,184)	(3.2)	4,500	4.8		21,094	5.0		34,564	8.9
Total gross profit	112,273	22.2	124,400	26.1		509,529	24.7		522,352	26.3
Selling, general and administrative expenses	112,268	22.2	106,659	22.3		443,986	21.5		442,239	22.2
Net (loss) gain from dispositions of assets	(34)	—	(136)	—		27	—		2,467	0.1
Operating (loss) profit	(29)	—	17,605	3.7		65,570	3.2		82,580	4.2
Non-operating income	541	0.1	754	0.2		2,324	0.1		2,609	0.1
Interest expense	6,475	1.3	6,864	1.4		26,306	1.3		26,745	1.3
(Loss) earnings from continuing operations before income taxes	(5,963)	(1.2)	11,495	2.4		41,588	2.0		58,444	2.9
Income tax (benefit) expense	(1,772)	29.7 (1)	2,957	25.7	(1)	12,460	30.0	(1)	21,273	36.4	(1)
(Loss) earnings from continuing operations	(4,191)	(0.8)	8,538	1.8		29,128	1.4		37,171	1.9
Loss from discontinued operations, net of tax	(229)	—	(173)	—		(225)	—		(540)	—
Net (loss) earnings	(4,420)	(0.9)	8,365	1.8		28,903	1.4		36,631	1.8
Retained earnings, beginning of period	429,935		397,100			402,600			374,836
Cash dividends	(1,589)		(1,582)			(6,344)			(6,323)
Shares issued and other	(489)		(1,283)			(1,722)			(2,544)
Retained earnings, end of period	$423,437		$402,600			$423,437			$402,600

Basic earnings per share:
(Loss) earnings from continuing operations	$(0.08)		$0.16			$0.55			$0.71
Discontinued operations, net of tax	—		—			(0.01)			(0.01)
Basic earnings per share	$(0.08)		$0.16			$0.54			$0.70

Diluted earnings per share:
(Loss) earnings from continuing operations	$(0.08)		$0.16			$0.54			$0.70
Discontinued operations, net of tax	—		—			—			(0.01)
Diluted earnings per share	$(0.08)		$0.16			$0.54			$0.69

Cash dividends per share	$0.03		$0.03			$0.12			$0.12

(1)   As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	January 28, 2012	January 29, 2011

Assets
Current assets:
Cash and cash equivalents	$58,244	$90,240
Accounts receivable, less allowance for uncollectible accounts of $1,303 and $1,551	25,792	19,540
Merchandise inventories	614,136	564,402
Prepaid expenses	26,394	28,542
Other current assets	59,979	60,812
Total current assets	784,545	763,536
Property and equipment - net	696,339	700,981
Goodwill	46,917	2,549
Deferred income taxes	72,870	66,019
Other long-term assets	33,108	23,587
Total assets	$1,633,779	$1,556,672

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$243,712	$210,440
Trade payable program liability	85,214	56,287
Accrued expenses	221,705	236,028
Deferred income taxes	66,208	56,335
Current maturities of long-term debt	1,079	1,079
Total current liabilities	617,918	560,169

Long-term debt less current maturities	294,043	295,122
Other long-term liabilities	77,216	70,046
Deferred gain from asset sales	140,273	152,875

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	296,462	295,361
Retained earnings	423,437	402,600
Accumulated other comprehensive loss	(17,649)	(17,028)
Treasury stock, at cost - 15,803,322 shares and 15,971,910 shares	(266,478)	(271,030)
Total stockholders’ equity	504,329	478,460
Total liabilities and stockholders’ equity	$1,633,779	$1,556,672

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Fifty-two weeks ended	January 28, 2012	January 29, 2011

Cash flows from operating activities:
Net earnings	$28,903	$36,631
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	225	540
Depreciation and amortization	79,542	74,151
Amortization of deferred gain from asset sales	(12,602)	(12,602)
Stock compensation expense	3,237	3,497
Loss on debt retirement	—	200
Deferred income taxes	10,301	18,572
Net gain from disposition of assets	(27)	(2,467)
Loss from asset impairment	1,619	970
Other	(573)	(479)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	2,391	7,060
Increase in merchandise inventories	(42,756)	(5,284)
Increase in accounts payable	24,871	7,466
Decrease in accrued expenses	(18,745)	(8,394)
Decrease in other long-term liabilities	(2,463)	(1,200)
Net cash provided by continuing operations	73,923	118,661
Net cash used in discontinued operations	(273)	(1,466)
Net cash provided by operating activities	73,650	117,195

Cash flows from investing activities:
Capital expenditures	(74,746)	(70,252)
Proceeds from dispositions of assets	515	7,515
Acquisitions, net of cash acquired	(42,901)	(288)
Collateral investment	(7,638)	(9,638)
Other	(837)	—
Net cash used in continuing operations	(125,607)	(72,663)
Net cash provided by discontinued operations	—	569
Net cash used in investing activities	(125,607)	(72,094)

Cash flows from financing activities:
Borrowings under line of credit agreements	5,721	21,795
Payments under line of credit agreements	(5,721)	(21,795)
Borrowings on trade payable program liability	144,180	121,824
Payments on trade payable program liability	(115,253)	(99,636)
Payment for finance issuance cost	(2,441)	—
Debt payments	(1,079)	(11,279)
Dividends paid	(6,344)	(6,323)
Other	898	1,227
Net cash provided by financing activities	19,961	5,813
Net (decrease) increase in cash and cash equivalents	(31,996)	50,914
Cash and cash equivalents at beginning of period	90,240	39,326
Cash and cash equivalents at end of period	$58,244	$90,240

Supplemental cash flow information:
Cash paid for income taxes	$1,150	$890
Cash received from income tax refunds	$479	$195
Cash paid for interest	$23,097	$23,098
Accrued purchases of property and equipment	$1,526	$2,926

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

	Thirteen Weeks Ended		Fifty-two weeks ended
	January 28, 2012	January 29, 2011	January 28, 2012	January 29, 2011

(a) (Loss) earnings from continuing operations	$(4,191)	$8,538	$29,128	$37,171
Loss from discontinued operations, net of tax	(229)	(173)	(225)	(540)

Net (loss) earnings	$(4,420)	$8,365	$28,903	$36,631

(b) Basic average number of common shares outstanding during period	53,032	52,778	52,958	52,677

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	711	638	673	485

(c) Diluted average number of common shares assumed outstanding during period	53,743	53,416	53,631	53,162

Basic earnings per share:
(Loss) earnings from continuing operations (a) / (b)	$(0.08)	$0.16	$0.55	$0.71
Discontinued operations, net of tax	—	—	(0.01)	(0.01)
Basic earnings per share	$(0.08)	$0.16	$0.54	$0.70

Diluted earnings per share:
(Loss) earnings from continuing operations (a) / (c)	$(0.08)	$0.16	$0.54	$0.70
Discontinued operations, net of tax	—	—	—	(0.01)
Diluted earnings per share	$(0.08)	$0.16	$0.54	$0.69

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen Weeks Ended		Fifty-two weeks ended
	January 28, 2012	January 29, 2011	January 28, 2012	January 29, 2011

Capital expenditures	$23,827	$27,276	$74,746	$70,252

Depreciation and amortization	$19,763	$18,891	$79,542	$74,151

Non-operating income:
Net rental revenue	$479	$569	$2,071	$2,218
Investment income	51	133	219	296
Other income	11	52	34	95

Total	$541	$754	$2,324	$2,609

Comparable sales percentages:
Service	-0.1%	3.4%	0.6%	1.1%
Merchandise	1.0%	4.6%	-0.9%	3.1%
Total	0.8%	4.3%	-0.6%	2.7%

Total square feet of retail space (including service centers)			12,643,000	11,932,000

Store count
Supercenter			562	560
Service & Tire Center			169	53
Retail Only			7	8
Total			738	621

Sales and gross profit by line of business (A):

Service center revenue	$260,823	$225,990	$1,038,714	941,869
Retail sales	244,495	251,399	1,024,913	1,046,772
Total revenues	$505,318	$477,389	$2,063,627	$1,988,641

Gross profit from service center revenue	$45,282	$50,762	$220,315	216,176
Gross profit from retail sales	66,991	73,638	289,214	306,176
Total gross profit	$112,273	$124,400	$509,529	$522,352

Comparable sales percentages by line of business (A):

Service center revenue	4.6%	5.8%	1.3%	2.4%
Retail sales	-2.7%	3.1%	-2.3%	3.0%
Total revenues	0.8%	4.3%	-0.6%	2.7%

Gross profit percentage by line of business (A):

Gross profit percentage from service center revenue	17.4%	22.5%	21.2%	23.0%
Gross profit percentage from retail sales	27.4%	29.3%	28.2%	29.2%
Total gross profit percentage	22.2%	26.1%	24.7%	26.3%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.